UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
April 8, 2010

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Silicon Storage Technology, Inc.
(Exact name of registrant as specified in its charter)

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California	000-26944	77-0225590
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
1020 Kifer Road
Sunnyvale, California 94086
(Address of Principal Executive Offices, including Zip Code)

(408) 735-9110
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

    On April 8, 2010, Microchip Technology Incorporated, a Delaware corporation, or Parent, completed its acquisition of Silicon Storage Technology, Inc., a California corporation, or SST (the effective time of such acquisition, the “Effective Time”), via the merger of Sun Acquisition Corporation, a California corporation and a wholly-owned subsidiary of Parent, or Merger Sub, with and into SST, or the Merger, with SST surviving as a wholly owned subsidiary of Parent in accordance with the Agreement and Plan of Merger, or the Original Merger Agreement, dated February 2, 2010, by and among SST, Parent and Merger Sub, as amended on February 22, 2010, or Amendment No. 1, and on March 8, 2010, or Amendment No. 2, and with the Original Merger Agreement and Amendment No. 1, collectively, the Merger Agreement.  The Merger Agreement and Amendment No. 1 were filed as Annexes A-1 and A-2, respectively, to SST’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission, or the SEC, on March 1, 2010, and Amendment No. 2 was filed as Annex A to the Supplement to SST’s Definitive Proxy Statement on Schedule 14A filed with the SEC on March 16, 2010.  The Merger Agreement was adopted and the principal terms of the Merger were approved by SST’s shareholders at a special meeting of SST’s shareholders held on April 8, 2010, or the Special Meeting, as described in Item 5.07 below.

The information set forth in Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Under the terms of the Merger Agreement, at the Effective Time, other than dissenting shares or shares held by SST, Parent, Merger Sub or their subsidiaries, each issued and outstanding share of SST’s common stock was cancelled and automatically converted into the right to receive $3.05 per share in cash, without interest, or the Merger Consideration, and less any applicable withholding tax.  Additionally, each option to purchase shares of SST’s common stock, or an SST Option, outstanding immediately prior to the Effective Time, was canceled and converted into the right to receive an amount in cash equal to (i) the product of (A) the number of shares of common stock subject to such SST Option immediately prior to the Effective Time, multiplied by (B) the amount, if any, by which the Merger Consideration exceeded the exercise price per share of common stock previously subject to such SST Option, less (ii) such amounts as may be required to be withheld or deducted for tax purposes.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to such agreement, the terms of which are incorporated herein by reference in response to this Item 3.01.

In connection with the completion of the Merger, on April 8, 2010 SST notified the Nasdaq Global Market that the Merger was completed and trading of shares of SST’s common stock on the Nasdaq Global Market will cease prior to the commencement of market trading hours on April 9, 2010.  SST intends to seek to terminate the registration of such shares of common stock from Section 12(g) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and to suspend its obligation to file reports under Sections 13(a) and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

On April 8, 2010, Parent consummated the acquisition of 100% of the outstanding voting securities of SST through the Merger of Merger Sub with and into SST.  SST is the surviving corporation in the Merger and is a wholly owned subsidiary of Parent.

The aggregate purchase price paid for all equity securities of SST was approximately $295.4 million.  The purchase price was funded by Parent with cash on hand.

The information set forth in Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

Pursuant to the terms of the Merger Agreement, all members of SST’s Board of Directors, Bing Yeh, Yaw Wen Hu, Ronald Chwang, Terry M. Nickerson and Edward Yao-Wu Yang, voluntarily resigned as of the Effective Time, and the directors of Merger Sub immediately prior to the Effective Time, Ganesh Moorthy, J. Eric Bjornholt and Gordon W. Parnell became the directors of SST at the Effective Time.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, (i) the articles of incorporation of SST were amended and restated in their entirety, and (ii) the by-laws of Merger Sub as in effect at the Effective Time became the by-laws of SST.  The articles of incorporation and by-laws of SST are attached as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

    The Special Meeting was held at 10:00 a.m. Pacific time on April 8, 2010 at SST’s offices at 1020 Kifer Road, Sunnyvale, California 94086.

    The issued and outstanding shares of stock of SST entitled to vote at the Special Meeting consisted of 115,399,109 shares of common stock.  The shareholders of SST voted on two matters at the Special Meeting, both of which were approved pursuant to the following final voting results from the Special Meeting:

(1)  To consider and vote upon a proposal to adopt the Merger Agreement and approve the principal terms of the Merger as contemplated by the Merger Agreement.

FOR	AGAINST	ABSTAIN
76,058,249	7,580,176	34,282

(2)  To vote to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies to vote in favor of the approval of the principal terms of the Merger and adoption of the Merger Agreement.

FOR	AGAINST	ABSTAIN
73,705,677	9,904,244	62,786

Item 8.01.	Other Events.

    On April 8, 2010, SST and Parent issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Articles of Incorporation of Silicon Storage Technology, Inc.
3.2	Amended and Restated By-laws of Silicon Storage Technology, Inc.
99.1	Press Release issued by Microchip Technology Incorporated and Silicon Storage Technology, Inc., dated April 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 8, 2010	SILICON STORAGE TECHNOLOGY, INC.

By: /s/ Gordon W. Parnell
Gordon W. Parnell Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of Silicon Storage Technology, Inc.
3.2	Amended and Restated By-laws of Silicon Storage Technology, Inc.
99.1	Press Release issued by Microchip Technology Incorporated and Silicon Storage Technology, Inc., dated April 8, 2010.